               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                            FORM 8-K

                        CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
            the Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported): June 30, 1997

                 Western Pacific Airlines, Inc.
     (Exact name of registrant as specified in its charter)



          Delaware                    0-27238                86-0758778
(State or other jurisdiction       (Commission           (I.R.S. Employer
      of incorporation)            File number)         Identification No.)



2864 South Circle Drive
Colorado Springs, CO                                           80906
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:  (719) 579-7737



                    _____________________________________________________
                    Former name or former address, if changed since last report

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (b)  Pro Forma Financial Information

     The following Pro Forma Combined Condensed Balance Sheet as of June 30, 1997 and the Pro Forma Combined Condensed Statements of Operations for the year ended December 31, 1996 and for the six months ended June 30, 1997 give effect to the merger (the "Merger") of Western Pacific Airlines, Inc. ("Western Pacific") and Frontier Airlines, Inc. ("Frontier"), pursuant to the Agreement and Plan of Merger, dated as of June 30, 1997, based upon the assumptions set forth in the notes to such statements. The Merger will be accounted for using the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16 (APB No. 16). For financial reporting purposes, Western Pacific will be considered the acquiror in the Merger and, therefore, the assets and liabilities of Frontier will be adjusted to estimated fair values as of the effective time of the Merger (the "Effective Time").

     Upon consummation of the Merger, studies, in accordance with APB No. 16, will be undertaken, including outside appraisals, if required, to establish the fair value of the assets acquired and liabilities assumed. Although the results of the fair value studies cannot be predicted with certainty at this time, it is expected that the value of Frontier's property will not be in excess of its historical book value. The final adjustments will be based upon the aggregate value of Western Pacific outstanding common stock, $0.001 par value per share (the "Western Pacific Common Stock") and other consideration to be issued in connection with the Merger.

     The excess of the total cost of the Merger over the aggregate fair value of Frontier's assets (subject to the aforementioned fair value studies) will be allocated in accordance with purchase accounting as prescribed in APB No. 16.

     These Combined Condensed Pro Forma Financial Statements are based upon the respective historical Consolidated Financial Statements of Western Pacific and Frontier as previously filed with the Securities and Exchange Commission ("SEC") and should be read in conjunction with those financial statements and the related notes. The financial results of Frontier will only be included in Western Pacific's Consolidated Financial Statements after the Effective Time for periods subsequent to the Effective Time.

     The Combined Condensed Pro Forma Financial Statements have been included as required by the rules of the SEC and are provided for comparative purposes only. The pro forma statements do not purport to be indicative of the results which would actually have been obtained if the Merger had been effected on the date or dates indicated or which may be obtained in the future.

PRO FORMA COMBINED CONDENSED BALANCE SHEET

     The following Pro Forma Combined Condensed Balance Sheet presents the combined financial position of Western Pacific and Frontier as of June 30, 1997. This pro forma information gives effect to the Merger using the purchase method of accounting after giving effect to the pro forma adjustments described in the accompanying notes. The Pro Forma Combined Condensed Balance Sheet should be read in conjunction with the Pro Forma Combined Condensed Statements of Operations, Notes to the Pro Forma Combined Condensed Financial Information and the Consolidated Financial Statements and the notes thereto of Western Pacific and Frontier as previously filed with the SEC.


                                                 WESTERN PACIFIC AIRLINES, INC.
                                      UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                                      AS OF JUNE 30, 1997
                                                         (IN THOUSANDS)


                                                    WESTERN PACIFIC   FRONTIER    PRO FORMA         PRO FORMA
                                                       HISTORICAL    HISTORICAL  ADJUSTMENTS        COMBINED
                                                    ---------------  ----------  -----------        ---------

Current assets                                         $  45,179      $  31,013    $  4,432  (1)    $  80,624
Property and equipment, net                            $  42,001          4,634                        46,635
Prepaid maintenance                                       16,744              -       2,703  (1)       19,447
Aircraft and engine deposits                              23,219          7,079                        30,298
Other assets                                               1,692          1,682      25,143  (2)       28,517
                                                       ---------      ---------    --------         ---------
                                                       $ 128,834      $  44,409    $ 32,278         $ 205,521
                                                       =========      =========    ========         =========
Cost in excess of net assets acquired
Accounts Payable and Accrued Expenses                  $  36,280      $  11,212    $  4,675  (3)    $  52,167
Air Traffic Liability                                     27,218         13,390                        40,608
Other current liabilities                                 10,084         10,293     (10,104) (1)       10,273
                                                       ---------      ---------    --------         ---------
Total current liabilities                                 73,583         34,895      (5,429)          103,048
                                                       ---------      ---------    --------         ---------
Long term debt                                            14,902             47                        14,949
Other liabilities and minority interests                   1,372          1,670      (1,670)            1,372
Preferred stock                                           23,400              -                        23,400
Stockholder's equity                                      15,578          7,797      39,377  (4)       62,752
                                                       ---------      ---------    --------         ---------
                                                       $ 128,834      $  44,409    $ 32,278         $ 205,521
                                                       =========      =========    ========         =========

   See notes to pro forma combined condensed balance sheet and statements of operations.

PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS

    The following Pro Forma Combined Condensed Statements of Operations give affect to the Merger using the purchase method of accounting for the year ended December 31, 1996 and for the six months ended June 30, 1997, as if the Merger occurred on January 1 of each respective period. These Pro Forma Combined Condensed Statements of Operations should be read in conjunction with the Notes to Pro Forma Combined Condensed Financial Information and the separate Consolidated Financial Statements and notes thereto of Western Pacific and Frontier as previously filed with the SEC. These Pro Forma Combined Condensed Statements of Operations may not be indicative of results to be expected in the future if the Merger is consummated.


                                                               WESTERN PACIFIC AIRLINES, INC.
                                                UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                                                            (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                          YEAR ENDED DECEMBER 31, 1996                   SIX MONTHS ENDED JUNE 30, 1997

                                 -----------------------------------------------   ----------------------------------------------

                                 WESTERN
                                 PACIFIC      FRONTIER     PRO FORMA    PRO FORMA              FRONTIER      PRO FORMA  PRO FORMA
                                 HISTORICAL  HISTORICAL(5) ADJUSTMENTS  COMBINED  HISTORICAL  HISTORICAL(5) ADJUSTMENTS COMBINED
                                 ----------  ----------    -----------  --------- ----------  ---------     ----------- ---------

STATEMENT OF OPERATIONS DATA:
Operating revenues:
  Passenger                       $151,237    $107,630                 $258,887   $ 76,773    $66,130                    $142,903
  Other                              4,522       1,788                    6,310      2,982      1,451                       4,433
                                  --------    --------    --------     --------   --------    -------       -------      --------
    Total operating revenues       155,759     109,418                  265,177     79,755     67,581                    $147,336
                                  --------    --------    --------     --------   --------    -------       -------      --------
OPERATING EXPENSES:
Salaries, wages and benefits        30,348      17,162      (1,800)(6)   45,710     19,855     10,959          (900)(6)    29,914
Aircraft lease                      38,363      13,754                   52,117     20,647     10,718                      31,365
Aircraft fuel and oil               30,374      19,984                   50,338     17,424     11,250                      28,674
Other rentals, landing and
 ground handling fees               17,252      20,091                   37,343     10,722     10,313                      21,035
Advertising                          9,934       2,167                   12,101      6,278      1,904                       8,182
Insurance                            5,901       3,047                    8,948      2,827      1,574                       4,401
Maintenance materials and repairs   11,438      17,438      (6,927)(1)   21,949     13,047     12,078        (4,191)(1)    20,934
Agency commissions                   5,264       6,735                   11,999      4,076      4,053                       8,129
Depreciation and amortization        4,633       1,094       1,250(7)     6,977      2,906        536           626 (7)     4,068
Other operating                     20,899      16,998                   37,897     18,752      9,899                      28,651
Restructuring expenses               7,663        -                       7,633       -          -                              -
                                   -------    --------     -------     --------   --------    -------       -------      --------
Total operating and
 preoperating expenses             182,069     118,450      (7,477)      293,042   116,534     73,284        (4,465)      185,353
                                  --------    --------     -------      --------  --------    -------       -------      --------
Operating income (loss)            (26,310)     (9,032)      7,477       (27,865)  (36,779)    (5,703)        4,465       (38,017)
Interest income (expense), net       1,178         952                     2,130    (1,059)       324                        (735)
Minority interest                    1,413                                 1,413     2,355       -                          2,355
                                  --------    --------     -------      --------  --------    -------       -------      --------
Net income (loss)                 $(23,719)    $(8,080)      7,477      $(24,322) $(35,483)   $(5,379)      $ 4,465      $(36,397)
                                  ========    ========     =======      ========  ========    =======       =======      ========
Net income (loss) attributable
 to common stockholders           $(23,719)                             $(24,322) $(38,961)                              $(39,875)
                                  ========                              ========  ========                               ========
Loss per common share and
 common share equivalent
 attributable to common
 stockholders                     $  (1.78)                             $  (1.21) $  (2.91)                              $  (1.97)
                                  ========                              ========  ========                               ========
Weighted average number of
 common shares and common
 share equivalents outstanding      13,310                   6,775 (8)    20,085    13,438                    6,775 (8)    20,213


  See notes to pro forma combined condensed balance sheet and statements of operations.

           NOTES TO PRO FORMA COMBINED CONDENSED BALANCE SHEET
                       AND STATEMENTS OF OPERATIONS

(1) To adjust maintenance expense and related maintenance reserves to reflect Frontier's maintenance cost for airframe "C" maintenance checks and engine overhauls using the deferral method of accounting.

(2) To record excess of cost over fair value of net assets acquired.

(3) To record accrual for severence to be paid to certain officers, directors, managers and supervisors to be terminated upon consummation of the merger, as well as costs related to the acquisition.

(4) To adjust the pro forma combined condensed balance sheet to reflect the fair value of the purchased assets and assumed liabilities as of June 30, 1997 and the issuance of common stock to acquire Frontier.

(5) To include the results of operations of Frontier as if the Merger occurred as of the beginning of each respective period.

(6) To adjust salaries, wages and benefits to reflect amounts paid to certain officers, directors, managers and supervisors of Frontier and Western Pacific that will be terminated upon consummation of the merger.

(7) To adjust depreciation and amortization to reflect the amortization of the cost in excess of the fair value of net assets acquired of approximately $25 million over a 20 year period.

(8) To adjust weighted average number of common shares and common share equivalents as if the common stock issued in connection with the acquisition of Frontier had been outstanding since January 1 of each respective period.

                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: September 12, 1997      WESTERN PACIFIC AIRLINES, INC.


                               By: /s/Robert A. Peiser
                                  -----------------------------------
                                  Name: Robert A. Peiser
                                  Title: President, Chief Executive Officer and
                                          Director